UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 2, 2004

                                 MILACRON INC.
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            (Exact name of registrant as specified in its charter)

        Delaware                   1-8475                     31-1062125

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    (State or other       (Commission File Number)          (IRS Employer
    jurisdiction of                                      Identification No.)
     incorporation)


      2090 Florence Avenue, Cincinnati, Ohio                 45206
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     (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 2, 2004, Milacron Inc. (the "Company") issued a press release announcing the appointments of Mark L. Segal, Duane K. Stullich and Larry D. Yost to the Company's board of directors. On August 2, 2004, the Company also issued a press release announcing that the heads of its business segments, Dr. Karlheinz Bourdon, David E. Lawrence and Robert C. McKee, and the head of human resources, M. Bradley Baker, have been elected officers of the Company by the board of directors. Copies of the press releases are filed as Exhibits 99.1 and 99.2 hereto, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.         Description
---------------     --------------------------------------------------------
99.1                Press release issued by Milacron Inc. on August 2, 2004.
99.2                Press release issued by Milacron Inc. on August 2, 2004.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MILACRON INC.

Date:   August 3, 2004                By: /s/ Hugh C. O'Donnell
                                          -------------------------------------
                                          Hugh C. O'Donnell
                                          Senior Vice President, General Counsel
                                          and Secretary


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                                 EXHIBIT INDEX

Exhibit No.         Description
---------------     --------------------------------------------------------
99.1                Press release issued by Milacron Inc. on August 2, 2004.
99.2                Press release issued by Milacron Inc. on August 2, 2004.